UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

VICARIOUS SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39384	87-2678169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 868-1700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBOT	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	RBOT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On June 1, 2022, the stockholders of Vicarious Surgical Inc. (the “Company”) approved an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) that includes the following material changes:

●	The aggregate number of shares of our common stock that may be issued under the 2021 Plan is increased by 6,590,000 shares, subject to adjustment for certain changes in our capitalization.

●	The aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the 2021 Plan is increased by 6,590,000 shares, subject to adjustment for certain changes in our capitalization.

A detailed summary of the material features of the 2021 Plan is set forth in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on April 29, 2022. That summary and the foregoing description is qualified in its entirety by reference to the text of the 2021 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On June 1, 2022, the Company held its 2022 annual meeting of stockholders. Of 497,185,995 votes outstanding as of the record date of April 11, 2022, a quorum of at least 434,382,111 votes, or 87.36% of the votes outstanding and entitled to be cast at the meeting, were present or represented by proxy.

(b)	The following actions were taken at such meeting:

1.	The following nominees were elected to serve on the Company’s board of directors until the Company’s 2023 annual meeting of stockholders, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam Sachs	422,854,488	2,032,064	9,495,559
Sammy Khalifa	422,604,385	2,282,167	9,495,559
David Styka	422,186,615	2,699,937	9,495,559
Dror Berman	422,768,297	2,118,255	9,495,559
Ric Fulop	422,767,287	2,119,265	9,495,559
David Ho	423,640,708	1,245,844	9,495,559
Samir Kaul	421,813,514	3,073,038	9,495,559
Philip Liang	421,469,110	3,417,442	9,495,559
Donald Tang	424,533,208	353,344	9,495,559

2.	Approval of an amendment to the 2021 Plan, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
421,440,362	3,372,413	73,777	9,495,559

3.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
434,324,362	26,477	31,272	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Vicarious Surgical Inc. 2021 Equity Incentive Plan, as amended, and forms of agreement thereunder
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICARIOUS SURGICAL INC.

By:	/s/Adam Sachs
Name:	Adam Sachs
Title:	President and Chief Executive Officer

Date: June 3, 2022

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